EXHIBIT 10.7

SUBORDINATED PROMISSORY NOTE
(CLIFFORD DEFERRED COMPENSATION)

THIS SUBORDINATED PROMISSORY NOTE (CLIFFORD DEFERRED COMPENSATION) AND ANY ASSIGNMENT, PLEDGE OR OTHER TRANSFER PERMITTED HEREUNDER OF THIS SUBORDINATED PROMISSORY NOTE (CLIFFORD DEFERRED COMPENSATION) IS SUBJECT TO THE SUBORDINATION PROVISIONS SET FORTH HEREIN.  EACH ASSIGNEE, SECURED PARTY OR OTHER TRANSFEREE OF THE PAYEE, OR OF ANY SUCCESSOR TO SUCH PAYEE, ACKNOWLEDGES BY ITS ACCEPTANCE HEREOF THAT THE RIGHTS OF THE PAYEE HEREUNDER ARE SUBJECT TO THE SUBORDINATION TERMS SET FORTH HEREIN.

ISSUE DATE: July 14, 2008

SARATOGA RESOURCES, INC.

Subordinated Promissory Note
(Clifford Deferred Compensation)

No. 1

  $157,500

Saratoga Resources, Inc., a Texas corporation, with offices at 2304 Hancock Drive, Suite 5, Austin, Texas  78756 (hereinafter referred to as “Maker”) for value received, hereby promises to pay to Andrew C. Clifford, an individual residing at 402 Coachman Lane, Houston, Texas 77024 (the “Payee”), at his residence address, the aggregate sum of ONE HUNDRED FIFTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 Dollars ($157,500.00), together with interest on the unpaid principal balance hereof from the date hereof until payment in full, in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, at a per annum rate of ten percent (10%) prior to maturity.

1.

Definitions.  As used in this Subordinated Promissory Note (Clifford Deferred Compensation), the following terms shall have the respective meanings indicted below:

“Collateral” means any assets of any nature of Maker which are subject to a Lien.

“Lien” means any security interest, lien, mortgage, pledge, assignment or other encumbrance of any kind.

“Note” means this Subordinated Promissory Note (Clifford Deferred Compensation).

“Senior Default” shall have the meaning given to the term “Default” in the Senior Loan Agreement.

“Senior Indebtedness” means the principal amount of and interest (including post-petition interest) on all indebtedness, obligations and liabilities of every nature of Maker owing, owed, paid or payable by Maker under the Senior Loan Agreement and/or any promissory note executed by Maker pursuant to such Senior Loan Agreement, together with all extensions, renewals, increases or modifications thereof and any attorneys' fees or other collection costs incurred by Wayzata in connection therewith.

“Senior Lender” means the lenders party to the Senior Loan Agreement.

“Senior Loan Agreement” means that certain Credit Agreement dated as of even date herewith by and among Maker, Lobo Operating, Inc., a Texas corporation, Lobo Resources, Inc., a Texas corporation,

The Harvest Group LLC, a Louisiana limited liability company, Harvest Oil & Gas, LLC, a Louisiana limited liability company, the lenders referred to therein and Wayzata, as administrative agent, as the same may be amended, restated, amended and restated, supplemented, renewed, replaced, refinanced, extended, increased or otherwise modified from time to time.

“Subordinated Indebtedness” means the principal amount of and interest (including post-petition interest) on all indebtedness, obligations, and liabilities of every nature of Maker to Payee owing, owed, paid or payable by Maker under this Note, together with amendments, restatements, amendments and restatements, supplements, replacements, refinancings, all extensions, renewals, increases or modifications thereof and any attorneys' fees or other collection costs incurred in connection therewith.

“Wayzata” means Wayzata Investment Partners LLC, a Delaware limited liability company, in its capacity as administrative agent under the Senior Loan Agreement.

1.

Interest and Principal Payments. Subject to Section 5, Maker shall pay to Payee the aggregate principal amount hereunder in thirty-six (36) consecutive equal monthly installments of FOUR THOUSAND THREE HUNDRED SEVENTY FIVE AND NO/100 DOLLARS ($4375.00), plus all accrued and unpaid interest as of the date thereof, commencing on August 14, 2008 and ending on July 14, 2011.

2.

Prepayments.  Subject to Section 5, Maker may prepay the entirety of this Note or any portion hereof at any time and from time to time prior to maturity without penalty.  Any and all prepayments received shall be applied first to accrued but unpaid interest and, second, to principal.

3.

Events of Default.  The occurrence and continuation of any one of the following events or conditions shall constitute an “Event of Default”:

(a)

Maker fails to make any payment, principal or interest, within ten (10) business days after the date such payment is due under the Note;

(b)

Maker fails to perform any of its obligations under this Note (other than the payment obligation described in Section 3(a) hereof) within thirty (30) days after receipt from Payee of written notice of such failure to perform; or

(c)

Maker makes an assignment for the benefit of creditors or becomes insolvent or unable to pay its debts generally as they become due, or applies to any tribunal for the appointment of a trustee or receiver for a substantial part of the assets of Maker, or commences any proceedings relating to Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or other liquidation law of any jurisdiction; or any such application is filed, or any such proceedings are commenced against Maker and Maker indicates its consent to such proceedings, or an order is entered appointing such trustee or receiver, or approving the petition in any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation proceedings, and such order remains in effect for one hundred twenty (120) days.

4.

Remedies.  Subject to Section 5, upon the occurrence of an Event of Default (other than as described in Section 3(c)) hereof, the Payee or other holder of this Note may declare the entire unpaid principal of this Note, and all accrued but unpaid interest thereon, at once due and payable, and upon the occurrence of an Event of Default under Section 3(c) hereof, the entire unpaid principal of this Note and all accrued but unpaid interest thereon shall automatically be declared at once due and payable, and upon any such declaration the principal of this Note and such accrued but unpaid interest shall become and be immediately due and payable, and the Payee or any other holder of this Note may, subject to the provisions of Section 5, thereupon proceed to protect and enforce its rights, either by suit in equity or by action at law or by other appropriate proceedings, whether for specific performance (to the extent permitted by law) of any covenant or agreement contained herein or in aid of the exercise of any power granted herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Payee or such other holder.  The foregoing shall not affect the relative rights and obligations as between any holder of Senior Indebtedness and the Payee or other holder hereof; as between such parties, Section 5 shall control the exercise of remedies and the subordination of this Note.

5.

Subordination.  So long as the Senior Indebtedness is outstanding or any Wayzata Lender has a commitment to lend to Maker, a) Maker and Payee covenant and agree that the Subordinated Indebtedness shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness.

(b)

Maker may pay, and Payee may accept, regularly scheduled payments of interest on the Subordinated Indebtedness if (i) no Senior Default exists, and (ii) no Senior Default would arise as a result of such payment of interest, unless, in either case, such Default has been waived by both Senior Lenders.

(c)

Notwithstanding the foregoing, in no event will Maker pay, or Payee accept (i) unscheduled payments of interest on the Subordinated Indebtedness, (ii) prepayments of interest on the Subordinated Indebtedness, (iii) payments of interest on the Subordinated Indebtedness at any default rate provided in any document related to the Subordinated Indebtedness, (iv) payments of interest on the Subordinated Indebtedness in the form of a premium, or (v) payments of interest on the Subordinated Indebtedness upon acceleration of principal of the Subordinated Indebtedness.

(d)

Maker may pay, and Payee may accept, regularly scheduled payments of principal of the Subordinated Indebtedness if (i) no Senior Default exists and (ii) no Senior Default would arise as a result of such payment of principal (unless, in the case of either (i) or (ii), such Senior Default has been waived by the Senior Lenders).

(e)

Notwithstanding the foregoing, in no event shall Maker pay, or Payee accept, (i) payments of principal of the Subordinated Indebtedness due upon acceleration of the Subordinated Indebtedness, or (ii) mandatory prepayments of the Subordinated Indebtedness.

(f)

Maker and Payee shall not modify or amend the terms of the Subordinated Indebtedness in any manner which would (i) increase the rate of interest thereon, (ii) require any principal payment (including any scheduled principal payment or mandatory principal payment) to be made prior to the date on which such payment would be due in accordance with the terms of the Subordinated Indebtedness as in effect on the date of this Note or (iii) add an event of default or default (however therein defined) which would be adverse to Maker.

(g)

In the event Maker offers to Payee any payment of any nature on the Subordinated Indebtedness or any Collateral (or proceeds thereof) on account of any Subordinated Indebtedness which is prohibited by the provisions of paragraphs (a) through (e) above (collectively “Prohibited Payments”), Payee will direct that the full amount of the Prohibited Payments be made or delivered directly to Wayzata.  Payee will immediately deliver to Wayzata any Prohibited Payments received by Payee from any source whatsoever in the form received (except for endorsements or assignments by Payee where appropriate or required by Wayzata) and until so delivered will be held in trust as Wayzata’s property.

(h)

Payee will not commence or join in any action or proceeding against Maker or any Collateral to recover all or any part of the Subordinated Indebtedness (including interest thereon) unless the Senior Indebtedness has been paid in full in cash and the Wayzata Lenders have no further commitment with respect to the Senior Indebtedness.

(i)

Maker will give Wayzata notice of any default, event of default or event which with notice or lapse of time could become an event of default in the Subordinated Indebtedness, within ten (10) days of Maker’s becoming aware thereof. Wayzata shall have the right (but not the obligation) to give Payee notice of any, default, event of default or event which with notice or lapse of time could become an event of default, in the Senior Indebtedness.

6.

NO COLLATERAL FOR SUBORDINATED INDEBTEDNESS. NOTWITHSTANDING ANY PROVISION OF THIS NOTE TO THE CONTRARY, (A) PAYEE REPRESENTS THAT IT HAS NO COLLATERAL WITH RESPECT TO THE SUBORDINATED INDEBTEDNESS AND NO LIEN OF ANY KIND ON ANY PROPERTY OR ANY PERSON OR ENTITY WHICH SECURES THE SUBORDINATED INDEBTEDNESS AND (B) PAYEE AGREES THAT IT WILL NOT TAKE ANY COLLATERAL WITH RESPECT TO THE SUBORDINATED INDEBTEDNESS, NOR WILL IT TAKE A LIEN OF ANY KIND ON ANY PROPERTY OF ANY PERSON OR ENTITY AS COLLATERAL SECURITY FOR THE SUBORDINATED INDEBTEDNESS AND HEREBY WAIVES ANY SUCH LIEN.

7.

Books and Records. Maker and Payee agree (a) to make proper notations in their respective books, records or other statements which evidence or record any Subordinated Indebtedness (“Records”) indicating that the Subordinated Indebtedness is subject to the provisions of this Note, (b) to give Wayzata and its representatives reasonable access, upon Wayzata's request, to their respective Records related to the Subordinated Indebtedness, and (c) to furnish Wayzata at any time and from time to time, upon Wayzata's request, with statements of account relating to the Subordinated Indebtedness.

8.

Rights Concerning Senior Indebtedness. Without affecting the rights of the Wayzata hereunder, Payee agrees that, with or without notice to or further assent from Payee, Wayzata may at any time, and from time to time, either prior to or after any default by Maker with respect to any indebtedness, (a) advance or refuse to advance additional credit and make other accommodations to or for the account of Maker, (b) by written agreement or otherwise, amend, restate, amend and restate, supplement, replace, refinance, extend, renew, change, modify, compromise, release, refuse to extend, renew, or change the Senior Indebtedness or any part thereof and waive any default under all or any part thereof, and amend, restate, amend and restate, supplement, modify, rescind, or waive any provision of any related agreement or collateral undertaking, including, but not by way of limitation, any provision relating to acceleration of maturity, (c) fail to set off any or all accrued balances or deposit balances or any part thereof on Wayzata's books in favor of Maker or release the same, (d) sell, surrender, release, exchange, resort to, realize upon or apply, or fail to do any of the foregoing, with respect to any Lien of any Collateral or any part thereof held by Wayzata or available to Wayzata for the Senior Indebtedness, and (e) generally deal with Maker in such manner as Wayzata may see fit, including, any forbearance, failure, delay or refusal by Wayzata to exercise any rights or remedies that Wayzata may have against Maker, all without impairing Wayzata’s rights and remedies under this Note. Each such action and each such failure to act by Wayzata shall be deemed to be in reliance upon this Note. No failure by Wayzata to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by Wayzata to insure or protect any Lien or Collateral nor any other dealing (or failure to deal) with any Lien or Collateral by Wayzata, shall impair or release the obligations of Payee hereunder.

9.

Representation and Warranty.  Payee represents and warrants that the Subordinated Indebtedness is unsecured.

10.

Conversion Option.  Notwithstanding anything to the contrary herein, Payee may at any time, without limit by the subordination provisions hereof but only with the agreement of Maker, exchange or surrender this Note to Maker for common capital stock issued by Maker or, to the extent the terms thereof are acceptable to Wayzata, preferred capital stock, or for warrants or options to acquire such capital stock.

11.

Immunity.  This Note and the indebtedness and obligations evidenced hereby are solely corporate indebtedness and obligations, and no personal liability whatsoever shall attach to or be incurred by any past, present or future officer, director, shareholder, agent, attorney or employee of Maker, under or by reason of any of the obligations, covenants or agreements contained in or implied by this Note.

12.

Notices. All notices, requests, consents, and other communications required or permitted under this Note shall be in writing and shall be deemed, unless otherwise provided, to have been delivered on the date mailed, postage prepaid, by certified mail, return receipt requested, or on the date personally delivered:

(i)

If to the Payee, to the address of the Payee set forth above

(ii)

If to Maker, to the address of Maker set forth above, Attention: Chief Executive Officer.

(iii)

If to any holder other than the Payee, to such address as may have been designated by notice given Maker by such holder.

(iv)

If to Wayzata or any holder of Senior Indebtedness, to such address as may have been designated by notice given Maker by such holder, which Maker will provide to the holder of this Note upon request.

Maker, the Payee or any other holder hereof may designate a different address by notice given in accordance with the foregoing.

13.

Assignments.  This Note may not be assigned, transferred or pledged by Maker or Payee without the prior written consent of Wayzata.

14.

THIS NOTE AND ALL DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND THE PAYEE.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

THIS NOTE IS SUBJECT TO FINAL ACCEPTANCE IN, AND ALL TERMS, OBLIGATIONS, AND PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Maker has authorized this Note to be executed in its corporate name by its duly authorized officer as of the date first above written.

SARATOGA RESOURCES, INC.

By: /s/ Thomas F. Cooke

Name: Thomas F. Cooke

Its:       Chief Executive Officers

[SIGNATURE PAGE TO SUBORDINATED PROMISSORY NOTE
(CLIFFORD DEFERRED COMPENSATION)]

Acknowledged and agreed as of

the date first written above:

PAYEE:

/s/ Andrew C. Clifford

ANDREW C. CLIFFORD

[SIGNATURE PAGE TO SUBORDINATED PROMISSORY NOTE
(CLIFFORD DEFERRED COMPENSATION)]

Acknowledged and agreed as of

the date first written above:

WAYZATA INVESTMENT PARTNERS LLC

/s/ Blake Carlson

Name:  Blake Carlson

Title:    Authorized Signatory

[SIGNATURE PAGE TO SUBORDINATED PROMISSORY NOTE
(CLIFFORD DEFERRED COMPENSATION)]